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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 30, 1995
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                       United States Filter Corporation
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            (Exact name of registrant as specified in its charter)


           Delaware                   1-10728                   33-0266015
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    (State of other juris-          (Commission               (IRS Employer
   diction of incorporation)        File Number)            Identification No.)


     73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260
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        (Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code   (619) 340-0098
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Item 5. Other Events
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     United States Filter Corporation issued a news release on August 30, 1995, a copy of which is incorporated herein by reference, regarding its proposed offer of approximately $100,000,000 of Convertible Subordinated Notes due 2005 in accordance with Rule 144A under the Securities Act of 1933, as amended. Attached as an exhibit to this report is a copy of the news release.

Item 7. Financial Statements and Exhibits
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     (c) Exhibits

         99.0  News release dated August 30, 1995.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED STATES FILTER CORPORATION


                                      By:  /s/ DAMIAN C. GEORGINO
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                                         Damian C. Georgino
                                         Vice President and General Counsel

Date: August 30, 1995



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